UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 19, 2006

Andrx Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-31475	65-1013859
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4955 Orange Drive, Davie, Florida		33314
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	954-584-0300

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

Bonus Awards to Named Executive Officers

On April 19, 2006, the Compensation Committee authorized the payment of annual bonuses for the executives who will be Named Executive Officers in Andrx’s Form 10-K/A for the year ended December 31, 2005, which will be filed on or before May 1, 2006. Bonuses were based on Andrx’s financial performance and the executive’s performance in relation to his individual objectives and other contributions towards Andrx’s 2005 initiatives. The Compensation Committee did not award any salary increases to the Named Executive Officers at the April 19, 2006 Compensation Committee meeting.

See attached Exhibit 10.114 for details of the bonus awards and current salaries of the Named Executive Officers.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

10.114 Summary of Compensation Matters related to Named Executive Officers dated April 19, 2006*

*Management Compensation Plan or Arrangement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Andrx Corporation

April 25, 2006	By:	/s/ Angelo C. Malahias

Name: Angelo C. Malahias
Title: President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.114	Summary of Compensation Matters related to Named Executive Officers dated April 19, 2006